UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2014

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	0-22759	71-0556208
(State of incorporation or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information.

On March 5, 2014, Bank of the Ozarks, Inc. (the “Company”) announced completion of its acquisition of Bancshares, Inc. (“Bancshares”) pursuant to an agreement and plan of merger dated December 9, 2013 (“Agreement”) by and among the Company, Bank of the Ozarks, the Company’s wholly-owned bank subsidiary (the “Bank”), OBMS, Inc., the Company’s wholly-owned merger subsidiary (“Merger-Sub”), Bancshares and OMNIBANK, N.A., Bancshares wholly-owned bank subsidiary (“OMNIBANK”). Pursuant to the Agreement, the Merger-Sub merged with and into Bancshares (the “Merger”) and Bancshares will be dissolved and liquidated into the Company. Simultaneously with the closing of the Merger, OMNIBANK merged with and into the Bank. In connection with the closing of the Merger, the Company paid approximately $21.5 million in cash in exchange for all outstanding shares of Bancshares common stock.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished with this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 5, 2014 Announcing Closing of the Bancshares Merger

ADDITIONAL INFORMATION

The Company entered into a definitive agreement and plan of merger dated January 30, 2014, between the Company, the Bank, Summit Bancorp, Inc. (“Summit”) and Summit Bank, Summit’s wholly-owned bank subsidiary (“Summit Bank”) relating to a proposed merger transaction. The Company intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) to register the Company’s shares that will be issued to Summit’s shareholders in connection with the transaction. The registration statement will include a joint proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving the Company and Summit. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at the Company’s website at http://www.bankozarks.com, Investor Relations, or by contacting Susan Blair at (501) 978-2217.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.

Date: March 5, 2014	/s/ Greg McKinney
Greg McKinney
Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 5, 2014 Announcing Closing of the Bancshares Merger